SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                      Date of Report:  SEPTEMBER 24, 2007


                            HARVEY ELECTRONICS, INC.
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                  Name of Registrant as Specified in Charter)

       NEW YORK                             1-4626                13-1534671
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)

       205 CHUBB AVENUE, LYNDHURST, NEW JERSEY                     07071
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      (Address of principal executive offices)                   (Zip code)

 Registrant's telephone number, including area code:           (201) 842-0078
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                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUING LISTING RULE
OR STANDARD; TRANSFER OF LISTING

      On September 24, 2007, Harvey Electronics, Inc., a New York corporation (the "COMPANY"), received a letter from The NASDAQ Stock Market LLC ("NASDAQ") with respect to the Company's noncompliance with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in shareholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

      Currently,  the  Company  is  not  in  compliance  with   the  Marketplace
Rule 4310(c)(2)(B), with respect to the minimum stockholders' equity or net income from continuing operations.

      The Company intends to request a hearing with NASDAQ with respect to the Company's ability to become compliant with such Marketplace Rule.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d)  Exhibits No. Description:

EXHIBIT NO.   ITEM                                            LOCATION
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Exhibit 99.1  Letter, dated September 24, 2007, from The      Provided herewith
              NASDAQ Stock Market LLC


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 DATE: SEPTEMBER 28, 2007              HARVEY ELECTRONICS, INC.

                                        By: /s/ Michael E. Recca
                                           -----------------------------------
                                        Name: Michael E. Recca
                                        Its:  Interim Chief Executive Officer


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